[SCPIE HOLDINGS INC. LETTERHEAD]


April 23, 1997



Dear Shareholder:

Within the past few weeks you should have received in the mail from us a proxy packet that included an Annual Report and a proxy card asking for your vote on two matters. In the event that you have not yet voted, received the packet or inadvertently misplaced or discarded the proxy card, we are providing you with a proxy fax sheet with this cover letter.

Please take 30 seconds to vote on the two proposals listed. For your convenience you can mark the attached proxy sheet and fax it back to us at
(800) 750-5858.

If you have not yet returned your proxy card, I thank you for your attention to this matter. If you have already voted or are no longer a shareholder of SCPIE Holdings Inc., please disregard this request.

Sincerely,

/s/ MITCHELL S. KARLAN, M.D.
    ----------------------------------
    Mitchell S. Karlan, M.D.
    Chairman, Board of Directors


P.S. If you are unsure if you've already returned your proxy ballot, please vote via this proxy fax. All duplicate votes will not be counted by the inspectors of election.

                              SCPIE HOLDINGS INC.
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 8, 1997
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              SCPIE HOLDINGS INC.

        The above signed stockholder(s) of SCPIE HOLDINGS INC. (the "Company") hereby constitutes and appoints Mitchell S. Karlan, M.D., Wendell L. Moseley, M.D., and Donald J. Zuk, and each of them, attorneys and proxies of the above signed, each with full power of substitution, to attend, vote and act for the above signed at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, California 90071 on May 8, 1997, at 3:00 p.m., Pacific time, and at any adjournment or postponement thereof, according to the number of shares of Common Stock of the Company which the above signed may be entitled to vote, and with all the powers which the above signed would possess if personally present, as indicated above.

         THE PROXIES ARE DIRECTED TO VOTE AS SPECIFIED ABOVE. EXCEPT AS SPECIFIED TO THE CONTRARY ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR PROPOSAL 2.

        The above signed revokes any prior proxy at such meeting and ratifies all said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby acknowledged.

                                        Mark, sign, date and fax to 800/750-5858

Shareholder Name


THE BOARD OF DIRECTORS OF SCPIE HOLDINGS INC.           Please mark
RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1 AND 2.         your vote as
                                                        indicated in   [X]
                                                        this example

PROPOSAL 1: ELECTION OF DIRECTORS

 FOR all nominees               WITHHOLD                EXCEPTIONS
listed to the right            AUTHORITY
 (except as marked      to vote for all nominees
 to the contrary)         listed to the right

      [ ]                         [ ]                       [ ]

Nominees: Allan K. Briney, M.D., Willis T. King, Jr., Harriet M. Opfell, M.D., Reinhold A. Ullrich, M.D.

To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.

_______________________________________________________________________________

PROPOSAL 2: To ratify the appointment of Ernst & Young LLP as independent accountants for the Company for the fiscal year ending December 31, 1997.

        FOR     AGAINST      ABSTAIN

        [ ]       [ ]          [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                        IMPORTANT: Please sign exactly as your name appears
                        above. If a corporation, please sign in full corporate
      PROXY FAX         name by the president or other authorized officer. If a
                        partnership, please sign in partnership name, by an
 SCPIE HOLDING INC.     authorized person. Each joint tenant should sign.

                        Dated: ____________________________________ 1997

                        ________________________________________________
                                    Signature of Shareholder

                        ________________________________________________
                                    Signature if held jointly

                        PLEASE MARK, SIGN, DATE AND FAX THIS PROXY PROMPTLY.